SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                             FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            July 5, 2016
                           Date of Report
                 (Date of Earliest Event Reported)

                     GEO RESERVE CORPORATION
      (Exact Name of Registrant as Specified in its Charter)

              SHERMAN HILL ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

Delaware                     000-55568                  81-0986697
(State or other       (Commission File Number)       (IRS Employer
jurisdiction                                        Identification No)
of incorpoJulration)
                   915 Lafayette Boulevard, Suite C
                   Fredericksburg, Virginia 22401
       (Address of principal executive offices) (zip code)

                         424-523-2208
(Registrant's telephone number, including area code

                     215 Apolena Avenue
              Newport Beach, California 92662
     (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On July 6, 2016, GEO Reserve Corporation (formerly Sherman Hill Acquisition Corporation) (the "Registrant" or the "Company") issued 31,250,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 98.4% of the total outstanding 31,750,000 shares of common stock as follows:

                    25,000,000     GEO Reserve Group LLC
                     5,000,000     ADICEM USA LLC
                     1,250,000     La Marque Group, LLC

     CC (Charles) Colburn, an officer and director of the Company, is the principal owner of Geo Reserve Group, LLC and the shares owned by it may be deemed owned by Mr. Colburn. Hector I. Hernandez, Sr. an officer and director of the Company, is the principal owner of Adicem USA, LLC and the shares owned by it may be deemed owned by Mr. Hernandez, and Derek La Marque, an officer and director of the Company, is the principal owner of La Marque Group, LLC and the shares owned by it may be deemed owned by Mr. La Marque.

    With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01     Changes in Control of Registrant

    On July 5, 2016, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 7, 2016 as amended and supplemented by the information contained in this report.

    The Registrant anticipates that it will develop, through acquisition of a private company or development of its business plan, as a company involved in the management, development, exploration and exploitation of oil and gas reservoirs at various formations throughout the United States and international arena. The Company intends to focus on distressed properties and apply its synergistic ability to identify underutilized, ignored or otherwise distressed assets that may be efficiently and effectively renovated, recompleted and/or re-entered. The Company believes that the expertise of its management in reservoir analysis and deployment of Best Available Technologies allows for the reduction of lifting costs while maximizing production and exploitation of additional value in oil and gas fields.

     The Company intends to assemble expertise of new drilling and completion techniques that create operational efficiencies and to employ prudent and aggressive approaches toward future selection of undervalued hydrocarbon properties from the multitude of U.S. and international basins, with the aim of consistently performing at the top of its industry.

ITEM 5.02  Departure of Directors or Principal Officers;
           Election of Directors

    On July 5, 2016 the following events occurred:

         James M. Cassidy resigned as the Registrant's president, secretary and director.

         James McKillop resigned as the Registrant's vice president and director.

         The following persons were named directors of the Registrant:

              CC (Charles) Colburn (Chairman)
              Hector I. Hernandez, Sr.
              Charles (Colby) Colburn
              Derek La Marque

         The following persons were appointed to the offices appearing next to the names below:

              CC (Charles) Colburn          Chief Executive Officer
              Hector I. Hernandez, Sr.      President, Chief Operating
                                            Officer, Treasurer
              Charles (Colby) Colburn       Executive Vice President

    CC (Charles) Colburn, 61, serves as a director and Chief Executive
Officer of the Registrant. Mr. Colburn is a geologist/petroleum engineer with over 30 years experience in the energy production and drilling technology business. Mr. Colburn was named Texas Oil Man of the Year in 1985 and 1986. Mr. Colburn, together with Mr. Hernandez, established the first US-Soviet oil and gas production company, and were the first Westerners to receive petroleum production rights, along with rights to transport and export. Since 2001, Mr. Colburn has served as senior advisor for clients in the energy and financial industry, to include Consol Energy, CNX Gas, Chevron, Dominion Resources, Miller Energy and Halliburton, among others. He formed Integrated Solutions, a joint venture with Halliburton Energy Services, for the purpose of regionally interpreting the Best Available Technologies to be utilized through the entire Appalachian Basin. Mr. Colburn received a BS degree in geology from The George Washington University, Washington, D.C. and completed some graduate course work at the Colorado School of Mines. Mr. Colburn has been a member of the Society of Petroleum Engineers for over twenty years and also a member of the American Association of Petroleum Geologists.

    Hector I. Hernandez, Sr., Esq., 55, serves as President, Chief Operating Officer and Treasurer of the Registrant. Mr. Hernandez has significant investment banking, management and marketing experience in the international development and construction industries. Since May 1986, Mr. Hernandez has been a licensed attorney, serving five years at the U.S. Department of State, and subsequently international transactions and investment structuring for over 20 years. Mr. Hernandez owns a small law practice focusing on federal matters, and owns ADICEM USA, LLC, a manufacturer and distributor of highly specialized additives for use in making high performance concrete and cement. Mr. Hernandez with CC Colburn, launched a petroleum production company in the Soviet Union ("Permstar JSC"), and were the first Westerners to receive oil production rights in the Soviet Union, along with the right to transport and export petroleum. Mr. Hernandez received BA and Juris Doctorate degrees from Georgetown University, Washington, D.C.

    Charles (Colby) Colburn, 23,serves as Executive Vice President of the Registrant. Mr. Colburn has multi discipline experience in the financial and technical arenas of the energy business. Mr. Colburn is the son of the Chairman of the Registrant and has played numerous technical roles from prospect through pipeline, mergers and acquisitions, and financial instruments. Over the past eight years, Mr. Colburn has been primarily focused in the oil, gas and waste to energy sectors. He completed studies in business management courses at Carolina Coastal University, Cowan, South Carolina.

    Derek Lamarque, 32, serves as a Director of the Registrant. Mr. La Marque has extensive experience in construction and development of large scale projects, through his company, La Marque Group, LLC, Orange County, California. He also owns AVEX ENERGY, LLC, specializing in developing distressed oil and gas properties.

                                         SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                           GEO RESERVE CORPORATION

Date: July 6, 2016
                                           /s/ Hector Hernandez
                                               President